UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022

TCW Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40107	85-4391738
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

865 S. Figueroa St., Suite 1800, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSPQ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TSPQ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	TSPQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As announced on November 14, 2022, TCW Special Purpose Acquisition Corp. (the “Company”) and its sponsor, TCW Special Purpose Sponsor LLC (the “Sponsor”), are seeking approval of the Company’s stockholders to redeem its outstanding Class A common stock (the “Public Shares”) for cash held in its trust account prior to December 31, 2022. The Company expires by its terms on March 4, 2023 (or June 4, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by March 4, 2023). The Company cannot be certain it would be in a position to enter into a definitive agreement for a business combination before the end of the year, and because redemptions made after December 31, 2022 may be subject to a 1% excise tax included as part of the Inflation Reduction Act of 2022, it is in stockholders’ best interests to return the cash in trust within calendar 2022 rather than wait for expiration in 2023. In the event that stockholders approve the proposals and the Public Shares are redeemed, the Company’s warrants (NYSE: TSPQ WS) will expire worthless.

Following such announcement, on November 15, 2022, the New York Stock Exchange (the “NYSE”) notified the Company, and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s warrants from the NYSE and that trading in the Company’s warrants would be suspended immediately, due to trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. As a result of the expected expiration of the warrants described above, the Company does not intend to appeal the NYSE’s determination.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC, as amended from time to time. Copies of such filings are available on the SEC’s website, www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will occur. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Special Purpose Acquisition Corp.

Date: November 15, 2022	By:	/s/ Joseph R. Shaposhnik
		Name:	Joseph R. Shaposhnik
		Title:	Chief Executive Officer